SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2000

                                  CWABS, INC.

                                  (Depositor)

        (Issuer in respect of Asset Backed Certificates, Series 1999-4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 Lake Avenue, Pasadena, CA                               91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818) 304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWABS, INC.
                           Asset Backed Certificates
                                 Series 1999-4

On May 25, 2000, The Bank of New York, as Trustee for CWABS, INC., Asset Backed Certificates Series 1999-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among CWABS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWABS, INC., Asset Backed Certificates Series 1999-4 relating to the distribution date of May 25, 2000 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2000


                                  CWABS, INC.


                          By: /s/ Courtney Barholomew
                              ------------------------------
                          Name:   Courtney Barholomew
                                  Assistant Vice-President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2000